UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2022 (September 13, 2022)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 25, 2021, Soluna Holdings, Inc., (the “Company”) entered into a Securities Purchase Agreement (the “October SPA”) pursuant to which the Company issued to the purchasers listed therein (the “October Purchasers”) secured convertible notes in the original aggregate principal amount of $16,304,348 (the “October Notes”) and Class A, Class B and Class C common stock purchase warrants (the “October Warrants”) to purchase up to an aggregate of 1,776,073 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The obligations under the October SPA are secured by a Security Agreement dated as of October 25, 2021 (the “October Security Agreement”) which granted Collateral Services LLC (the “Collateral Agent”) a security interest in the assets of the Company and its subsidiaries.

Also as previously reported, on July 19, 2022, the Company entered into an Addendum with the Collateral Agent and the October Purchasers to amend certain terms of the October SPA and the October Security Agreement (the “Addendum”), including the terms of the October Notes and October Warrants.

On September 13, 2022, the Company and the October Purchasers entered into agreement further amending the Addendum (the “Addendum Amendment”) pursuant to which, as of such date, the First Deposit, as such term and other capitalized terms not otherwise defined herein are defined in the October SPA, was released to the Company. Also pursuant to the Addendum Amendment, on or before October 17, 2022, the Company must deposit $1,000,000 into escrow as the Third Deposit, the Company will not be required to make the Second Deposit or redeem the First Tranche of October Notes and the First Reconcile Date was extended to October 12, 2022. In addition, pursuant to the Addendum Agreement, the Company issued to the October Purchasers 430,564 shares of the Common Stock (“New Shares”) in exchange for the Class B warrants and four (4) new warrants, Class D common stock purchase warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $3.50 per share, Class E common stock purchase warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $4.50 per share, Class F common stock purchase warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $5.50 per share, and Class G common stock purchase warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $7.50 per share (together, the “New Warrants”).

The Addendum Amendment also extended the maturity date of the October Notes by six months to April 25, 2023, and increased the principal amount of the October Notes by the aggregate of $520,241 for a total outstanding principal amount of $13,006,022. Also pursuant to the Addendum Amendment, at any time on or prior to October 17, 2022, the October Purchasers have the option to convert up to $1,000,000 of the October Notes into shares of the Common Stock at a conversion price of $2.2186 per share.

Also as previously reported, on July 19, 2022 the Company and an accredited investor (the “Series B Holder”) entered into that certain securities purchase agreement (the “Series B Preferred Stock SPA”) pursuant to which the Company issued to the Series B Holder shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), under which the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Series B Preferred Stock SPA), preferred stock, or equity of the Company at a price or effective price that is less than the highest price per share of the securities issued or issuable pursuant to the Series B Preferred Stock SPA. In connection with the Addendum Amendment and the issuance of the shares of Common Stock and New Warrants thereunder, on September 13, 2022, the Company entered into a consent with the Series B Holder (the “Series B Consent”) pursuant to which the Series B Holder consented to the Company entering into and performing its obligations under the Addendum Amendment and the issuance of any and all Common Stock and Common Stock Equivalents pursuant thereto, acknowledged and agreed that the Company’s entry into and performance of its obligations under the Addendum Amendment and any and all documents related thereto will not constitute a default or event of default under the terms of the Series B Preferred Stock SPA or any of the related documents. Also pursuant to the Series B Consent, the Company issued to the Series B Holder common stock purchase warrants, on substantial the same terms and conditions as the New Warrants, to purchase an aggregate of 400,000 shares of the Common Stock consisting of Class D common stock purchase warrants to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $3.50 per share, Class E common stock purchase warrants to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $4.50 per share, Class F common stock purchase warrants to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $5.50 per share, and Class G common stock purchase warrants to purchase up to an aggregate of 100,000 shares of Common Stock at an exercise price of $7.50 per share.

The foregoing does not purport to be a complete description of the Addendum Amendment, the New Warrants and the Series B Consent, and is qualified in its entirety by reference to the full text of such documents, the forms of which are filed as Exhibit 4.1, 4.2, 4.3, 4.4, 10.1 and 10.2 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein in their entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this current report on Form 8-K with respect to the Addendum Amendment is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The New Shares and the New Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder.

Item 8.01 Other Events

On September 13, 2022, the Company issued a press release announcing that it had entered into the Addendum Amendment. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

This Form 8-K and Exhibits 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Class D Common Stock Purchase Warrant
4.2	Form of Class E Common Stock Purchase Warrant
4.3	Form of Class F Common Stock Purchase Warrant
4.4	Form of Class G Common Stock Purchase Warrant
10.1	Form of Addendum Amendment by and between the Company and the signatories thereof, dated September 13, 2022
10.2	Form of Series B Consent by and between the Company and the signatory thereof, dated September 13, 2022
99.1	Press Release of Soluna Holdings, Inc., dated September 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2022	SOLUNA HOLDINGS, INC.

	By:	/s/ Philip Patman, Jr.
Name: Philip Patman, Jr. Title: Chief Financial Officer